UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 10, 2005
                                                          -------------

                         GEOTEC THERMAL GENERATORS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
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                 (State or Other Jurisdiction of Incorporation)


             000-26315                                59-3357040
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     (Commission File Number)             (IRS Employer Identification No.)


        110 East Atlantic Avenue, Suite 200, Delray Beach, Florida 33444
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               (Address of Principal Executive Offices) (Zip Code)


                                 (561) 276-9960
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              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          On June 10, 2005, Geotec Thermal Generators, Inc. ("Geotec" or the "Company") entered into a Commodity Purchase Agreement (the "Agreement") with F T Leasing & Financial, Inc. ("F T Leasing"), a Colorado corporation that maintains its principal office at 1216 Columbia Drive, Longmont, Colorado 80503. Pursuant to the Agreement, Geotec has agreed to sell F T Leasing up to six million (6,000,000) tons of mined coal (the "Coal") over the next three years. A copy of the Agreement is attached as an exhibit hereto.

          The total purchase price for the Coal in the first year of the Agreement is US$72,000,000.00. For the subsequent two option years of the Agreement, F T Leasing has agreed to pay the geographical market spot price minus two (2) dollars per ton for the Coal. The current geographical market spot price is $36.00 per ton for the Coal. In order to secure payment for the Coal, F T Leasing has agreed to procure an irrevocable revolving documentary letter of credit in favor of the Company for the sum of US$25,000,000.00.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               99.1  Commodity Purchase Agreement.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GEOTEC THERMAL GENERATORS, INC.



                                        By: /s/ Bradley T. Ray
                                            ------------------
                                            Bradley T. Ray
                                            Chairman of the Board of Directors

DATED:  June 10, 2005

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